Exhibit 10.9

Date: ____________

To: _____________

WARRANT

To purchase Ordinary Shares of:
Check-Cap Ltd.

VOID AFTER 24:00 p.m. (prevailing Israel Standard Time)

On the last day of the Warrant Period (as defined below)

WHEREAS, on or about May 11, 2010 Check-Cap Ltd. (the "Company") has granted Mr. Guy Neev options to purchase up to 1,995,475 Ordinary Shares par value NIS 0.01 each (the "Neev Options"); and

WHEREAS, the Company wish to issue to certain of its shareholders, for no additional consideration, simultaneously with the issuance of the Neev Options, such number of options to purchase Ordinary Shares of the Company, in order to procure that the percentage holdings of each such holder immediately prior to the issuance of the Neev Options would remain unchanged;

THEREFORE, THIS IS TO CERTIFY THAT, __________ (the "Holder"), is entitled to purchase from the Company, an aggregate of up to ________ Ordinary Shares of the Company, nominal value NIS 0.01 per share (the "Warrant Shares"), for no consideration, during the Warrant Period.

1.	EXERCISE OF WARRANT

1.1.
Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, during the period commencing on the Neev Exercise Date (as defined below) and terminated upon the later of (i) the lapse of 10 years from the date hereof (i.e. May 11, 2020), or (ii) the lapse of 3 months following the expiry of the Neev Options without being exercised, provided that the Company provides the Holder a written notice at least fourteen (14) days prior to such date. The above period shall be referred to hereinafter as the "Warrant Period".

1.2.
Company Notice. Upon the receipt by the Company of an exercise notice by Mr. Guy Neev, according to which Mr. Guy Neev wishes to exercise the Neev Options, in whole or in part, the Company shall provide the Holder with a written notice, with the following details (the "Company Notice"):

1.2.1.
The anticipated date of exercise of the Neev Options ("Neev Exercise Date"), provided that the Neev Exercise Date shall occur not earlier than fourteen (14) days following the date of the Company Notice;

1.2.2.	The number of Neev Options exercised by Mr. Guy Neev;

1.2.3.	The number of Warrant Shares exercisable by the Holder, according to section 1.3 below.

1.3.	Partial Exercise. The number of Warrant Shares exercisable under this Warrant shall correspond to the portion of Neev Options actually exercised by Mr. Guy Neev, and shall be calculated as follows:

Y= (X / 1,995,475)*Z Where: Y- number of Warrant Shares exercisable by the Holder; X- number of Neev Options exercised by Mr. Guy Neev; Z- total number of Warrant Shares underlying this Warrant.

1.4.
Automatic Exercise. Provided that the Company provided the Company Notice, as detailed in Section 1.2, this Warrant will be deemed to have been automatically exercised by the Holder on the Neev Exercise Date, into such number of Warrant Shares as detailed in the Company Notice, unless the Holder has ordered the Company otherwise in writing, at least seven (7) days prior to the Neev Exercise Date.

1.5.
Non- Automatic Exercise. To the extent not automatically exercised on the Neev Exercise Date in accordance with Section 1.4 above, this Warrant may be exercised into such number of Warrant Shares as detailed in the Company Notice, by presentation and surrender thereof to the Company, on or prior to the last date of the Warrant Period, at its principal office or at such other office or agency as it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.2.1 (the "Exercise Notice").

1.6.
Issuance of Warrant Shares. Upon the earlier of (i) automatic exercise, as detailed in Section 1.4, or (ii) presentation and surrender of this Warrant, accompanied by the duly executed Exercise Notice, the Company shall promptly (a) issue to the Holder the Warrant Shares to which the Holder is entitled; and (b) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon automatic exercise, as detailed in Section 1.4, or, in case the Warrant was not automatically exercised, upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise, together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

In the event that all Warrant Shares are automatically exercised, this Warrant shall become null and void upon the exercise thereof.

In the event that a portion of the Warrant Shares remains unexercised, the Company shall execute and deliver to the Holder a new Warrant, in lieu of this Warrant, representing the remaining unexercised Warrant Shares, and upon the delivery of such new Warrant to the Holder, this Warrant shall become null and void.

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1.7.	Fractional Shares. No fractions of Shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded up to the nearest whole number.

1.8.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of shares upon exercise of this Warrant.

1.9.
Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably expenses reimbursement and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2.	TAXES

2.1.
The Holder acknowledges that the grant of the Warrant, the issue of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Holder shall be responsible and shall pay any and all taxes due in connection with the holding, issuance, exercise or sale of this Warrant or the Warrant Shares by the Holder.

3.	ADJUSTMENT

3.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time or upon exercise, as follows:

3.1.1.
Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be.

3.1.2.
Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 3) and the Ordinary Shares of the Company are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

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3.2.
Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.	RIGHTS OF THE HOLDER

4.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

4.2.
The Holder acknowledges that the Warrant Shares shall be subject to such certain rights, privileges, restrictions and limitations as set forth in this Warrant, and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company's shares are not publicly traded.

5.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the last day of the Warrant Period, unless the Warrant was previously exercised.

6.	MISCELLANEOUS

6.1.
Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. No modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

6.2.
Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable laws or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

6.3.
Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder's own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

6.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of Israel, without regard to conflicts of laws provisions thereof.

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6.5.
Arbitration.  Any dispute, controversy or claim arising in relation to this Warrant, including with regard to its validity, invalidity, breach, enforcement or termination, will be referred to a single arbitrator, who shall be appointed by the Head of the Israeli Bar Association.  Arbitration proceedings shall take place in Tel Aviv, Israel, and shall be conducted in English and according to the rules of substantive law. The arbitrator will not be bound by rules of evidence or procedure and will give the reasons for his judgment. The arbitrator's decision shall be final and enforceable in any court. This paragraph shall constitute an arbitration agreement between the parties.

6.6.
Notices.  Any notice required or permitted to be given to a party pursuant to the provisions of this Warrant will be in writing and will be effective and deemed delivered to such party on the earliest of the following: (a) all notices and other communications delivered in person or by courier service shall be deemed to have been delivered as of actual delivery thereof; (b) those given by facsimile transmission shall be deemed delivered on the following business day after transmission, with confirmed transmission thereof; and/or (c) all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given three (3) days after posting.

6.7.
Severability.  If any provision of this Warrant is held to be unenforceable, this Warrant shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Warrant shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

6.8.
Counterparts.  This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures of a party shall be binding as evidence of such party's agreement hereto and acceptance hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _________________	Check-Cap Ltd. By: ______________________________ Name: Title:

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AGREED AND ACCEPTED:

__________________________

_________________

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Schedule 1.2.1

Exercise Notice

Date: ____________

To:         Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to purchase the Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.5 of the Warrant.

Signature: Address: ________________ ________________

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Date: ____________________

To: ___________________

WARRANT

To purchase Ordinary Shares of:
Check-Cap Ltd.

VOID AFTER 24:00 p.m. (prevailing Israel Standard Time)

On the last day of the Warrant Period (as defined below)

WHEREAS, on or about May 11, 2010 Check-Cap Ltd. (the "Company") has granted Mr. Guy Neev options to purchase up to 1,995,475 Ordinary Shares par value NIS 0.01 each (the "Neev Options"); and

WHEREAS, the Company wish to issue to certain of its shareholders, for no additional consideration, simultaneously with the issuance of the Neev Options, such number of options to purchase Ordinary Shares of the Company, in order to procure that the percentage holdings of each such holder immediately prior to the issuance of the Neev Options would remain unchanged;

THEREFORE, THIS IS TO CERTIFY THAT, _____________ (the "Holder"), is entitled to purchase from the Company, an aggregate of up to _____________ Ordinary Shares of the Company, nominal value NIS 0.01 per share (the "Warrant Shares"), for no consideration, during the Warrant Period.

1.	EXERCISE OF WARRANT

1.1.
Warrant Period. This Warrant may be exercised, subject to the terms and conditions hereof, during the period commencing on the Neev Exercise Date (as defined below) and terminated upon the later of (i) the lapse of 10 years from the date hereof (i.e. May 11, 2020), or (ii) the lapse of 3 months following the expiry of the Neev Options without being exercised, provided that the Company provides the Holder a written notice at least fourteen (14) days prior to such date. The above period shall be referred to hereinafter as the "Warrant Period".

1.2.
Company Notice. Upon the receipt by the Company of an exercise notice by Mr. Guy Neev, according to which Mr. Guy Neev wishes to exercise the Neev Options, in whole or in part, the Company shall provide the Holder with a written notice, with the following details (the "Company Notice"):

1.2.1.
The anticipated date of exercise of the Neev Options ("Neev Exercise Date"), provided that the Neev Exercise Date shall occur not earlier than fourteen (14) days following the date of the Company Notice;

1.2.2.	The percentage of Neev Options exercised by Mr. Guy Neev;

1.2.3.	The number of Warrant Shares exercisable by the Holder, according to section 1.3 below.

1.3.
Partial Exercise. The number of Warrant Shares exercisable under this Warrant shall correspond to (a) the portion of Neev Options actually exercised by Mr. Guy Neev and (b) the number of warrants exercised by the Holder prior to the exercise of this Warrant, and shall be calculated as follows:

Y= [X *Z*(A/B)]-P

Where:

Y- number of Warrant Shares exercisable by the Holder under this Warrant;

X- the aggregate percentage of Neev Options actually exercised by Mr. Guy Neev as of the specific date of exercise of this Warrant;

Z- total maximum number of Warrant Shares underlying this Warrant.

B- Warrants to purchase up to __________ C-1 Preferred Shares of the Company and __________ C-2 Preferred Shares of the Company, which constitute the aggregate number of  warrants granted to the Holder by the Company on or prior to the date hereof (other than this Warrant) (the "Exisiting Warrants").

A- The number of warrant shares that were issued upon exercise (or any partial exercise) by the Holder of the Exisiting Warrants (as defined above) on or prior to the date of exercise (or any partial exercise) of this Warrant.

P – The aggregate number of Warrant Shares, out of this Warrant, that have been previously issued to the Holder prior to any specific exercise of this Warrant.

1.4.
Automatic Exercise. Provided that the Company provided the Company Notice, as detailed in Section 1.2, this Warrant will be deemed to have been automatically exercised by the Holder on the Neev Exercise Date, into such number of Warrant Shares as detailed in the Company Notice, unless the Holder has ordered the Company otherwise in writing, at least seven (7) days prior to the Neev Exercise Date.

1.5.
Non- Automatic Exercise. To the extent not automatically exercised on the Neev Exercise Date in accordance with Section 1.4 above, this Warrant may be exercised into such number of Warrant Shares as detailed in the Company Notice, by presentation and surrender thereof to the Company, on or prior to the last date of the Warrant Period, at its principal office or at such other office or agency as it may designate from time to time, accompanied by a duly executed notice of exercise, in the form attached hereto as Schedule 1.2.1 (the "Exercise Notice").

1.6.
Issuance of Warrant Shares. Upon the earlier of (i) automatic exercise, as detailed in Section 1.4, or (ii) presentation and surrender of this Warrant, accompanied by the duly executed Exercise Notice, the Company shall promptly (a) issue to the Holder the Warrant Shares to which the Holder is entitled; and (b) deliver to the Holder the share certificate evidencing such Warrant Shares.

Upon automatic exercise, as detailed in Section 1.4, or, in case the Warrant was not automatically exercised, upon receipt by the Company of this Warrant and the applicable duly executed notice of exercise, together with any other documents and/or approvals that may be required by law, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the share transfer books of the Company shall then be closed or that certificates representing such shares shall not then be actually delivered to the Holder.

In the event that all Warrant Shares are automatically exercised, this Warrant shall become null and void upon the exercise thereof.

In the event that a portion of the Warrant Shares remains unexercised, the Company shall execute and deliver to the Holder a new Warrant, in lieu of this Warrant, representing the remaining unexercised Warrant Shares, and upon the delivery of such new Warrant to the Holder, this Warrant shall become null and void.

1.7.	Fractional Shares. No fractions of Shares shall be issued in connection with the exercise of this Warrant, and the number of shares issued shall be rounded up to the nearest whole number.

1.8.	Additional Documents. The Holder will sign and deliver any and all documents or approvals required by law, to facilitate the issuance of shares upon exercise of this Warrant.

1.9.
Loss or Destruction of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably expenses reimbursement and satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date.

2.	TAXES

2.1.
The Holder acknowledges that the grant of the Warrant, the issue of the Warrant Shares and the execution and/or performance of this Warrant may have tax consequences to the Holder and that the Company is not able to ensure or represent to the Holder the nature and extent of such tax consequences.

2.2.	The Holder shall be responsible and shall pay any and all taxes due in connection with the holding, issuance, exercise or sale of this Warrant or the Warrant Shares by the Holder.

3.	ADJUSTMENT

3.1.	The number of Warrant Shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time or upon exercise, as follows:

3.1.1.
Consolidation and Division. In the event that during the Warrant Period the Company consolidates its share capital into shares of greater par value, or subdivides them into shares of lesser par value, then the number of Warrant Shares to be allotted on exercise of this Warrant after such consolidation or subdivision shall be reduced or increased accordingly, as the case may be.

3.1.2.
Capital Reorganization. In the event that during the Warrant Period a reorganization of the share capital of the Company is effected (other than subdivision, combination or reclassification provided for elsewhere in this Section 3) and the Ordinary Shares of the Company are exchanged for other securities of the Company, then, as part of such reorganization, provision shall be made so that the Holder shall be entitled to purchase upon exercise of this Warrant such kind and number of shares or other securities of the Company to which the Holder would have been entitled had this Warrant been exercised without taking into effect such reorganization.

3.2.
Whenever an adjustment is effected hereunder, the Company shall promptly compute such adjustment and deliver to the Holder a certificate setting forth the number of Warrant Shares (or any other securities) for which this Warrant is exercisable, a brief statement of the facts requiring such adjustment and the computation thereof and when such adjustment has or will become effective.

4.	RIGHTS OF THE HOLDER

4.1.	This Warrant shall not entitle the Holder, by virtue hereof, to any voting rights or other rights as a shareholder of the Company, except for the rights expressly set forth herein.

4.2.
The Holder acknowledges that the Warrant Shares shall be subject to such certain rights, privileges, restrictions and limitations as set forth in this Warrant, and the organizational documents of the Company (or any other agreement with respect thereto), as may be amended from time to time, and that, as a result, inter alia, of such limitations, it may be difficult or impossible for the Holder to realize his investment and/or to sell or otherwise transfer the Warrant Shares. The Holder further acknowledges that the Company's shares are not publicly traded.

5.	TERMINATION

Notwithstanding anything to the contrary, this Warrant and all the rights conferred hereby shall terminate and expire at the aforementioned time on the last day of the Warrant Period, unless the Warrant was previously exercised.

6.	MISCELLANEOUS

6.1.
Entire Agreement; Amendment. This Warrant sets forth the entire understanding of the parties with respect to the subject matter hereof and supersedes all existing agreements among them concerning such subject matter. All article and section headings herein are inserted for convenience only and shall not modify or affect the construction or interpretation of any provision of this Warrant. No modification or amendment of this Warrant will be valid unless executed in writing by the Company and the Holder.

6.2.
Waiver. No failure or delay on the part of any of the parties in exercising any right, power or privilege hereunder and/or under any applicable laws or the exercise of such right or power in a manner inconsistent with the provisions of this Warrant or applicable law shall operate as a waiver thereof. Any waiver must be evidenced in writing signed by the party against whom the waiver is sought to be enforced.

6.3.
Successors and Assigns; Assignment. Except as otherwise expressly limited herein, this Warrant shall inure to the benefit of, be binding upon, and be enforceable by the Holder and its respective successors and administrators and is otherwise non-transferable without the prior consent of the Company. The Holder represents and warrants to the Company that this Warrant and the Warrant Shares, if and when purchased by the Holder, are for the Holder's own account and for investment purposes only and not with a view for resale or transfer and that all the rights pertaining to the Warrant or the Warrant Shares, by law or equity, shall be purchased and possessed by the Holder for the Holder exclusively.

6.4.	Governing Law. This Warrant shall be exclusively governed and construed in accordance with the laws of the State of Israel, without regard to conflicts of laws provisions thereof.

6.5.
Arbitration.  Any dispute, controversy or claim arising in relation to this Warrant, including with regard to its validity, invalidity, breach, enforcement or termination, will be referred to a single arbitrator, who shall be appointed by the Head of the Israeli Bar Association.  Arbitration proceedings shall take place in Tel Aviv, Israel, and shall be conducted in English and according to the rules of substantive law. The arbitrator will not be bound by rules of evidence or procedure and will give the reasons for his judgment. The arbitrator's decision shall be final and enforceable in any court. This paragraph shall constitute an arbitration agreement between the parties.

6.6.
Notices.  Any notice required or permitted to be given to a party pursuant to the provisions of this Warrant will be in writing and will be effective and deemed delivered to such party on the earliest of the following: (a) all notices and other communications delivered in person or by courier service shall be deemed to have been delivered as of actual delivery thereof; (b) those given by facsimile transmission shall be deemed delivered on the following business day after transmission, with confirmed transmission thereof; and/or (c) all notices and other communications sent by registered mail (or air mail if the posting is international) shall be deemed given three (3) days after posting.

6.7.
Severability.  If any provision of this Warrant is held to be unenforceable, this Warrant shall be considered divisible and such provision shall be deemed inoperative to the extent it is deemed unenforceable, and in all other respects this Warrant shall remain in full force and effect; provided, however, that if any such provision may be made enforceable by limitation thereof, then such provision shall be deemed to be so limited and shall be enforceable to the maximum extent permitted by applicable law.

6.8.
Counterparts.  This Warrant may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.  Facsimile signatures of a party shall be binding as evidence of such party's agreement hereto and acceptance hereof.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: _________________	Check-Cap Ltd. By: ______________________________ Name: Title:

AGREED AND ACCEPTED:

__________________________

Avraham Inbar

Schedule 1.2.1

Exercise Notice

Date: ____________

To:         Check-Cap Ltd.

The undersigned, pursuant to the provisions set forth in the Warrant to which this Exercise Notice is attached (the "Warrant"), hereby elects to purchase the Warrant Shares (as such term is defined in the Warrant) pursuant to Section 1.5 of the Warrant.

Signature: Address: _____________ _____________